SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) July 28, 1999


                              THE COASTAL CORPORATION
              (Exact name of registrant as specified in its charter)

             DELAWARE                  1-7176                74-1734212
   (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)            File Number)        Identification No.)

                                   Coastal Tower
                                Nine Greenway Plaza
                             Houston, Texas 77046-0995
                (Address of principal executive offices) (Zip Code)
         Registrant's telephone number, including area code (713) 877-1400

                                        N/A
           (Former name or former address, if changed since last report)


 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

                   The following exhibit is filed with reference to the Registration Statement on Form S-3 (Registration No. 333-81095) of The Coastal Corporation:

                   8 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE COASTAL CORPORATION


 Date:  July 28, 1999                By:  /s/ AUSTIN M. O'TOOLE
                                        -----------------------------
                                        Name:  Austin M. O'Toole
                                        Title: Senior Vice President
                                                 and Secretary



                                INDEX TO EXHIBITS


      Exhibit No.                Description
      -----------                -----------

          8 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters